Exhibit 10.4

SETTLEMENT AGREEMENT

THIS SETTLEMENT AGREEMENT (this “Agreement”) is dated July 20, 2023, by and between Renovare Environmental, Inc., a Delaware corporation (the “Reno”), TraqIQ, Inc., a California corporation (the “Company”) and the undersigned investor in Reno (the “Holder”, collectively with Reno, the “Parties”, and each individually, a “Party”).

RECITALS

WHEREAS, prior to the date hereof the Holder acquired certain securities of Reno as set forth on the signature page of the Holder attached hereto (the “Existing Securities”) pursuant to certain agreements of Reno (including, without limitations, one or more certificates of designation with respect to certain of the Existing Securities, as applicable) (the “Existing Agreements”);

WHEREAS, on or about January 5, 2023, Reno and its wholly-owned subsidiary BioHiTech America, LLC (“BHT” and together with Reno, the “Sellers”) consummated the transactions contemplated by that certain Asset Purchase Agreement dated December 30, 2022 (the “Purchase Agreement”) with the Company whereby the Company acquired from Reno and BHT certain assets related to the Sellers business and assumption of certain of the Sellers’ liabilities (the “Asset Sale”) and the Company issued to Reno certain securities of the Company (the “Securities Consideration”);

WHEREAS, on or about July [  ] , 2023, Reno and the Company entered into that certain Exchange Agreement, pursuant to which the Securities Consideration was exchanged (the “Exchange”), in part, for (x) Series A Rights, in the form attached hereto as Exhibit A (the “Series A Rights”), exercisable into 108,729,363 shares of Common Stock (the “Series A Rights Shares”) and (y) Series B Rights, in the form attached hereto as Exhibit B (the “Series B Rights”, and together with the Series A Rights, the “Rights”), exercisable into 30,388,870 shares of Common Stock (the “Series B Rights Shares” and together with the Series A Rights Shares, the “Rights Shares”, and together with the Rights, the “Securities”) in accordance with Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, the Holder asserts that Reno has breached certain provisions of the Existing Securities and/or the Existing Agreements, as applicable, in connection with the Asset Sale (the “Claimed Breach”);

WHEREAS, Reno disputes the Claimed Breach, but nonetheless, Reno and the Company desire to settle all claims by the Holder with respect to the Claimed Breach in accordance therewith by the execution and delivery by the Holder to each of Reno and the Company of that certain Release attached hereto as Exhibit C (the “Release”) in exchange for the transfer (the “Transfer”) by Reno to the Holder (or its designee) of (a) Series A Rights (the “Holder Series A Rights”) exercisable into such aggregate number of shares of Common Stock as set forth on the signature page of the Holder attached hereto [(which, for the avoidance of doubt, includes an additional number of Holder Series A Rights to be delivered to the Holder in satisfaction of the assumption by the Holder of the obligations with respect to the Legal Fee Amount (as defined below) in accordance with Section 6 below] (as exercised, the “Holder Series A Rights Shares”) and/or (b) Series B Rights (the “Holder Series B Rights”, and together with the Holder Series A Rights, the “Holder Rights”), as applicable, exercisable into such aggregate number of shares of Common Stock as set forth on the signature page of the Holder attached hereto (the “Holder Series B Rights Shares”, and together with the Holder Series A Rights Shares, the “Holder Rights Shares”, and together with the Holder Rights, the “Holder Securities”) in accordance with Section 4(a)(1) of the Securities Act;

WHEREAS, on or prior to the time of the Transfer, the Company and the Holder will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit D (the “Registration Rights Agreement”) or, if the Registration Rights Agreement has previously been executed by other investors (the “Other Holders”) pursuant to one or more settlement agreements substantially similar in all material respects to this Agreement (other than reimbursement of legal fees and the aggregate number of Rights Shares issuable upon exercise of the Rights issued (or to be issued) to such Other Holders) (the “Other Agreements”), the Holder shall execute a joinder to the Registration Rights Agreement, in the form attached hereto as Exhibit E (the “RRA Joinder” and together with the Registration Rights Agreement, this Agreement, the Rights and the Release, the “Settlement Documents”), pursuant to which the Company has agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement), under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws;

WHEREAS, on July [  ], 2023 (the “Settlement Date”), Reno and Company have entered into certain Other Agreements with Other Holders, since the Settlement Date, Reno and Company may have entered into additional Other Agreements with Other Holders, and on the date hereof, Reno and Company may enter into additional Other Agreements with certain additional Other Holders (such Other Agreements, together with this Agreement, the “Agreements”); and

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Transfer; Exchange; Release.

1.1 Transfer. On the date hereof, Reno shall consummate the Transfer by delivering to the Holder (or its designee) the Holder Rights in certificate form at the address for delivery set forth on the signature page of the Holder attached hereto. Notwithstanding the foregoing, regardless of the time such certificates evidencing Holder Rights has been delivered to the Holder, as of the date hereof, the Holder shall be the record owner of the Holder Rights. Such Holder Rights shall bear a legend indicating that the issuance of such securities have not been registered under the Securities Act as more fully set forth in Section 4.9 hereof.

1.2 Release. Upon the consummation of the Transfer, the Release shall be effective.

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2. Representations and Warranties of Reno. As of the date hereof and as of the Settlement Date, Reno hereby represents and warrants to the Holder as follows:

2.1 Organization and Qualification. Each of Reno and each of its Reno Subsidiaries (as defined below) are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of Reno and each of its Reno Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Reno Material Adverse Effect (as defined below). As used in this Agreement, “Reno Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of Reno or any Reno Subsidiary, individually or taken as a whole, (ii) the ability of Reno to consummate the transactions contemplated hereby or in any of the other Settlement Documents or any other agreements or instruments to be entered into in connection herewith or therewith or (iii) the authority or ability of Reno or any of its Reno Subsidiaries to perform any of their respective obligations under any of the Settlement Documents. For the purposes of Section 2 hereof, “Reno Subsidiaries” means any Person (as defined below) in which Reno, directly or indirectly, (I) owns any of the outstanding capital stock or holds any equity or similar interest of such Person, or (II) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Reno Subsidiary”.

2.2 Authorization and Binding Obligation. Reno has the requisite power and authority to enter into and perform its obligations under the Settlement Documents to which it is a party and to consummate the Transfer in accordance with the terms hereof. As of the date hereof, the execution and delivery of this Agreement and the other Settlement Documents by Reno and the consummation by Reno of the transactions contemplated hereby and thereby, including, without limitation, the acquisition of the Securities Consideration in the Asset Sale and the other transactions contemplated by the Settlement Documents will have been duly authorized by Reno’s Board of Directors and no further filing, consent, or authorization will be required by Reno, its Board of Directors or its stockholders. Each Settlement Document has been, duly executed and delivered by Reno, and constitute or will constitute, as applicable, the legal, valid and binding obligations of Reno, enforceable against Reno in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities laws.

2.3 No Conflict.

(a) The execution, delivery and performance of each Settlement Documents and the consummation of the transactions contemplated hereby will be in compliance with, and will not result in any breach or violation of, or default (with or without notice or lapse of time, or both) under, any agreement to which Reno is a party or that govern the rights and obligations with respect to the Holder Rights.

(b) The execution, delivery and performance of each Settlement Documents by Reno and the consummation by Reno of the transactions contemplated hereby and thereby (including, without limitation consummation of the Transfer) will not

(i) result in a violation of Reno Certificate of Incorporation (as defined below) or any other organizational documents of Reno or any of its Reno Subsidiaries, the terms of any capital stock of Reno or any of its Reno Subsidiaries or Reno Bylaws (as defined below) of Reno or any of its Reno Subsidiaries,

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(ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement (including, without limitation, the Purchase Agreement), indenture or instrument to which Reno or any of its Reno Subsidiaries is a party, or cause any acceleration of any obligation with respect to any other restriction of any kind or character to which any assets or properties of Reno, including the Holder Rights, are subject or by which Reno is bound, after giving effect to the receipt by Reno of Reno Required Consents (as defined below) and any other consents, waivers or amendments that will be obtained by Reno on or prior to the date hereof, or

(iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and including all applicable federal laws, rules and regulations) applicable to Reno or any of its Reno Subsidiaries or by which any property or asset of Reno or any of its Reno Subsidiaries is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that would not reasonably be expected to have a Reno Material Adverse Effect.

2.4 No Consents. Neither Reno nor any Reno Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than such filings as may be required by any federal or state securities laws, rules or regulations), any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Settlement Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which Reno or any Reno Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the date hereof, and neither Reno nor any of its Reno Subsidiaries are aware of any facts or circumstances which might prevent Reno or any of its Reno Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Settlement Document. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any governmental entity or any department or agency thereof.

2.5 Liens. Reno is the sole owner of the Holder Rights, has good, valid and marketable title to all of the Holder Rights, and the Holder Rights are owned free and clear of any preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances adverse interests, preferential purchase rights (i.e., rights of first offer or rights of first refusal), options or restrictions of any kind (“Liens”) (other than those arising solely as a result of the Holder Rights being “restricted securities” within the meaning of Rule 144 under the Securities Act). Reno has never transferred or pledged any interest in any of the Holder Rights to any Person. Reno has provided the Holder with true and correct copies of all documents in its possession relating to Reno’s ownership of the Holder Rights, including Purchase Agreement.

2.6 Other Contracts. Other than the Purchase Agreement, Reno is not a party to, or otherwise subject to, any agreement or understanding (including any voting trust, irrevocable proxy or other agreement or understanding), which affects or relates to the voting or giving of written consents with respect to any transfer or other disposition of the Holder Rights, or any shareholder agreement or investor rights agreement.

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2.7 Compliance with Other Instruments. Reno is not in violation or default of any instrument, judgment, order, writ, decree, agreement, obligation or contract (including, without limitation, the Purchase Agreement) to which it is a party or by which it or any of its assets is bound, or of any provision of any federal or state statute, rule or regulation relating in any way to the ownership or transfer of the Holder Rights.

2.8 Transfer Taxes. All share transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the Transfer of the Holder Rights to the Holder hereunder will be, or will have been, fully paid or provided for by Reno, and all laws imposing such taxes will be or will have been complied with.

2.9 Organizational Documents. True, correct and complete copies of Reno’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Reno Certificate of Incorporation”), and Reno’s Bylaws, as in effect on the date hereof (the “Reno Bylaws”).

2.10 Litigation. There is no action, claim, suit, investigation or proceeding, whether commenced or threatened, before any court, governmental agency or body, domestic or foreign, now pending or, to the knowledge of Reno, threatened against Reno or its Reno Subsidiaries wherein an unfavorable decision, ruling or finding would reasonably be expected to, individually or in the aggregate, (i) materially adversely affect the validity or enforceability of, or the authority or ability of Reno to perform its obligations under, the Settlement Documents, or (ii) have a Reno Material Adverse Effect. No event has occurred and no condition exists on the basis of which any such litigation, claim, action, suit, arbitration, complaint, charge, investigation or proceeding may be asserted. Reno is not a party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental agency or body that could reasonably be expected to have, individually or in the aggregate, (i) materially adversely affect the validity or enforceability of, or the authority or ability of Reno to perform its obligations under, the Settlement Documents, or (ii) have a Reno Material Adverse Effect.

2.11 Disclosure. Reno confirms that neither it nor any other Person acting on its behalf has provided the Holder or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning Reno or any of its Reno Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Settlement Documents. Reno understands and confirms that the Holder will rely on the foregoing representations in effecting transactions in securities of Reno. All disclosure provided to the Holder regarding Reno and its Reno Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of Reno or any of its Reno Subsidiaries is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All of the written information furnished after the date hereof by or on behalf of Reno or any of its Reno Subsidiaries to the Holder pursuant to or in connection with this Agreement and the other Settlement Document, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to Reno or any of its Reno Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by Reno but which has not been so publicly disclosed. Reno acknowledges and agrees that the Holder makes or has made no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 4 below.

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3. Representations and Warranties of the Company. The Company agrees, represents and warrants to the Holder that, as of the Settlement Date:

3.1 Organization and Qualification. Each of the Company and each of its Company Subsidiaries (as defined below) are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and each of its Company Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have an Company Material Adverse Effect (as defined below) (and together with each Reno Material Adverse Effect, each a “Material Adverse Effect”). As used in this Agreement, “Company Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any Company Subsidiary, individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Settlement Documents or any other agreements or instruments to be entered into in connection herewith or therewith or (iii) the authority or ability of the Company or any of its Company Subsidiaries to perform any of their respective obligations under any of the Settlement Document. For the purposes of Section 3 hereof, “Company Subsidiaries” means any Person in which the Company, directly or indirectly, (I) owns any of the outstanding capital stock or holds any equity or similar interest of such Person, or (II) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Company Subsidiary”.

3.2 Authorization and Binding Obligation. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and each other Settlement Document to which it is a party (including, without limitation, the Transfer and the reservation for issuance and issuance of the Holder Rights Shares). As of the Settlement Date, the execution and delivery of the Settlement Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the Transfer, and the reservation for issuance and issuance of Rights Shares issuable upon exercise of the Rights will have been duly authorized by the Company’s Board of Directors and no further filing, consent, or authorization will be required by the Company, its Board of Directors or its stockholders (other than the filing with the Securities and Exchange Commission (the “SEC”) of one or more Registration Statements (as defined in the Registration Rights Agreement) in accordance with the requirements of the Registration Rights Agreement, a Form D with the SEC and any other filings as may be required by any state securities agencies). This Agreement has been and, as of the Settlement Date, the other Settlement Documents will have been, duly executed and delivered by the Company, and constitute or will constitute, as applicable, the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities laws.

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3.3 No Conflict. The execution, delivery and performance of the Settlement Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the Transfer and the reservation for issuance and issuance of the Holder Rights Shares) will not:

(a) result in a violation of the Company Articles of Incorporation (as defined below) or any other organizational documents of the Company or any of its Company Subsidiaries, the terms of any capital stock of the Company or any of its Company Subsidiaries or the Company Bylaws (as defined below) of the Company or any of its Company Subsidiaries,

(b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Company Subsidiaries is a party, after giving effect to the receipt by the Company of the Company Required Consents (as defined below) and any other consents, waivers or amendments that will be obtained by the Company on or prior to the Initial Closing Date, or

(c) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of the OTCQB (the “Principal Market”) and including all applicable federal and state laws, rules and regulations) applicable to the Company or any of its Company Subsidiaries or by which any property or asset of the Company or any of its Company Subsidiaries is bound or affected except, in the case of clause (b) or (c) above, to the extent such violations that would not reasonably be expected to have an Company Material Adverse Effect.

3.4 No Consents. Except as set forth on Schedule 3.4 (the “Company Required Consents”, and collectively with Reno Required Consents, the “Required Consents”), neither the Company nor any Company Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than such filings as may be required by any federal or state securities laws, rules or regulations), any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Settlement Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any Company Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the Initial Closing Date, and neither the Company nor any of its Company Subsidiaries are aware of any facts or circumstances which might prevent the Company or any of its Company Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Settlement Document. The Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

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3.5 Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Holder contained herein, the Transfer is exempt from registration under the Securities Act pursuant to the exemption provided by Section 4(a)(1) thereof.

3.6 Issuance of Securities. As of the Settlement Date, the Exchange was consummated in full and the Rights are outstanding, duly authorized, validly issued, fully paid and non-assessable. Upon issuance or exercise in accordance with the terms of the Rights, the Rights Shares, when issued, will be validly issued, fully paid and nonassessable, with the Holder being entitled to all rights accorded to a holder of Common Stock. By virtue of Rule 4(a)(1) under the Securities Act, the Rights will have a Rule 144 holding period that will be deemed to have commenced as of the date of the Transfer.

3.7 [Reserved]

3.8 Equity Capitalization.

(a) Definitions:

(i) “Common Stock” means (x) the Company’s shares of common stock, $0.0001 par value per share, and (y) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(ii) “Preferred Stock” means (x) the Company’s blank check preferred stock, $0.0001 par value per share, the terms of which may be designated by the board of directors of the Company in a certificate of determination and (y) any capital stock into which such preferred stock shall have been changed or any share capital resulting from a reclassification of such preferred stock (other than a conversion of such preferred stock into Common Stock in accordance with the terms of such certificate of designations).

(iii) “Series A Preferred Stock” means (x) the Company’s Series A Preferred Stock, $0.0001 par value per share, the terms of which are as designated by the board of directors of the Company in the Certificate of Determination filed with the Secretary of State of California on July 21, 2017, and (y) any capital stock into which such preferred stock shall have been changed or any share capital resulting from a reclassification of such preferred stock (other than a conversion of such preferred stock into Common Stock in accordance with the terms of such certificate of designations).

(iv) “Series B Preferred Stock” means (x) the Company’s Series B Preferred Stock, $0.0001 par value per share, the terms of which are as designated by the board of directors of the Company in the Certificate of Determination filed with the Secretary of State of California on December 30, 2022, and (y) any capital stock into which such preferred stock shall have been changed or any share capital resulting from a reclassification of such preferred stock (other than a conversion of such preferred stock into Common Stock in accordance with the terms of such certificate of designations).

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(v) “Series C Preferred Stock” means (x) the Company’s Series C Preferred Stock, $0.0001 par value per share, the terms of which are as designated by the board of directors of the Company in the Certificate of Determination filed with the Secretary of State of California on June 9, 2023, and (y) any capital stock into which such preferred stock shall have been changed or any share capital resulting from a reclassification of such preferred stock (other than a conversion of such preferred stock into Common Stock in accordance with the terms of such certificate of designations).

(b) Authorized and Outstanding Capital Stock. As of the Settlement Date, after giving effect to the Exchange, the authorized capital stock of the Company consisted of (A) 300,000,000 shares of Common Stock, of which, 19,821,732 were issued and outstanding and 138,010,169 shares were reserved for issuance pursuant to Convertible Securities (as defined below) (other than the Rights) exercisable or exchangeable for, or convertible into, shares of Common Stock, (B) 10,000,000 shares of Preferred Stock, 701,000 of which were issued and outstanding (including no shares of Preferred A Stock, no shares of Preferred B Stock and 701,000 shares of Series C Preferred Stock). (As of the Settlement Date, after giving effect to the cancellation of 19,118,233 shares of Common Stock and 1,470,135 shares of Series B Preferred Stock received pursuant to the Exchange, no shares of capital stock were held in the treasury of the Company.) “Convertible Securities” means any capital stock or other security of the Company or any of its Company Subsidiaries that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock or other security of the Company (including, without limitation, Common Stock) or any of its Company Subsidiaries.

(c) Valid Issuance; Available Shares; Affiliates. All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued, fully paid and nonassessable. Schedule 3.15(c) hereto accurately sets forth, as of the Settlement Date, the number of shares of Common Stock that are (A) required to be reserved for issuance pursuant to Convertible Securities (other than the Rights) and (B) that are, as of the date referred to therein, owned by Persons who are “affiliates” (as defined in Rule 405 of the Securities Act and calculated based on the assumption that only officers, directors and holders of at least 10% of the Company’s issued and outstanding Common Stock are “affiliates” without conceding that any such Persons are “affiliates” for purposes of federal securities laws) of the Company or any of its Company Subsidiaries.

(d) Existing Securities; Obligations. Except as disclosed in the Company’s filings with the SEC in the past year (the “SEC Documents”) or on Schedule 3.15(d) hereto, and except pursuant to the transactions contemplated by this Agreement, as of the Settlement Date: (A) none of the Company’s or any Company Subsidiary’s shares, interests or capital stock is subject to preemptive rights or any other similar rights or liens suffered or permitted by the Company or any Company Subsidiary; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Company Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Company Subsidiaries is or may become bound to issue additional shares, interests or capital stock of the Company or any of its Company Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Company Subsidiaries; (C) there are no agreements or arrangements under which the Company or any of its Company Subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to the Registration Rights Agreement); (D) there are no outstanding securities or instruments of the Company or any of its Company Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Company Subsidiaries is or may become bound to redeem a security of the Company or any of its Company Subsidiaries; (E) there are no securities or instruments containing anti-dilution or similar provisions that will be (or have been) triggered by the issuance of the Rights or the Transfer; and (F) neither the Company nor any Company Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.

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(e) Organizational Documents. True, correct and complete copies of the Company’s Articles of Incorporation, as amended and as in effect on the date hereof (the “Company Articles of Incorporation”), and the Company’s Amended and Restated Bylaws, as in effect on the date hereof (the “Company Bylaws”), and the terms of all Convertible Securities that are convertible into shares of Common Stock and the material rights of the holders thereof in respect thereto, are set forth in, or filed as exhibits to, the SEC Documents.

3.9 No Consideration Paid. No consideration, commission or other remuneration has been paid by the Holder to the Company, its Company Subsidiaries or any of their agents or affiliates in connection with the Transfer.

3.10 No General Solicitation; No Placement Agent. Neither the Company, nor any of its Company Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Holder Rights or the Exchange. Neither the Company nor any of its Company Subsidiaries has, directly or indirectly, engaged any placement agent or other agent in connection with the Exchange.

3.11 No Integrated Offering. None of the Company, its Company Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Holder Securities under the Securities Act, whether through integration with prior offerings or otherwise (other than as set forth in the Registration Rights Agreement), or cause the Transfer to require approval of stockholders of the Company for purposes of the Securities Act or under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Company Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the exchange of any of the Holder Securities under the Securities Act or cause the offering of any of the Holder Securities to be integrated with other offerings of securities of the Company

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3.12 No Additional Agreements. The Company does not have any agreement or understanding with the Holder with respect to the transactions contemplated by the Settlement Documents other than as specified in the Settlement Documents.

3.13 Disclosure. All disclosure provided to the Holder regarding the Company and its Company Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its Company Subsidiaries is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Company Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. The Company acknowledges and agrees that the Holder makes or has made no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 4 below.

4. Representations and Warranties of the Holder. As of the date hereof, the Holder agrees, represents and warrants to Reno and Company that:

4.1 Organization; Authority. The Holder is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Settlement Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

4.2 Enforcement. This Agreement and the Settlement Documents to which it is a party have been duly executed by the Holder and constitute legal, valid and binding obligations of the Holder enforceable against the Holder in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

4.3 Consents. The Holder is not required to give any notice to, make any filing, application or registration with, obtain any authorization, consent, order or approval of or obtain any waiver from any Person or entity in order to execute and deliver this Agreement or to consummate the transactions contemplated hereby.

4.4 Non-contravention. Neither the execution and the delivery by the Holder of this Agreement, nor the consummation by the Holder of the transactions contemplated hereby, will (a) violate any law, rule, injunction, or judgment of any governmental agency or court to which the Holder is subject or any provision of its charter, bylaws, trust agreement, or other governing documents or (b) conflict with, result in a breach of, or constitute a default under, any agreement, contract, lease, license, instrument, or other arrangement to which the Holder is a party or by which the Holder is bound or to which any of its assets is subject, except in the case of clauses (a) and (b) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Holder to perform its obligations hereunder.

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4.5 Investment Purpose. The Holder, if they so elect is acquiring the Holder Rights (and upon exercise of the Holder Rights, the Holder Rights Shares) for its own account and not with a present view toward the public sale or distribution thereof in violation of applicable securities laws, except pursuant to sales registered or exempted under the Securities Act; provided, however, by making the representations herein, the Holder does not agree, or make any representation or warranty, to hold any of the Holder Securities for any minimum or other specific term and reserves the right to dispose of the Holder Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act.

4.6 Accredited Holder Status. The Holder is an “accredited investor” as defined in Regulation D under the Securities Act.

4.7 Reliance on Exemptions. The Holder agrees, acknowledges and understands that the Holder Rights are being transferred to the Holder in reliance upon specific exemptions from the registration requirements of United States federal and applicable state securities or “blue sky” laws and that Reno and the Company are each relying upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, covenants, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Holder Rights.

4.8 Transfer or Resale. The Holder agrees, acknowledges and understands that:

(a) the Holder Securities have not been and, except as set forth herein, are not being registered under the Securities Act or any applicable state securities or “blue sky” laws. Consequently, the Holder may have to bear the risk of holding the Holder Securities for an indefinite period of time because the Holder Securities may not be transferred unless: (A) the resale of the Holder Securities, is registered pursuant to an effective registration statement under the Securities Act; (B) the Holder has delivered to the Company an opinion of counsel reasonably acceptable to the Company and its counsel (in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Holder Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (C) the Holder Securities are sold or transferred pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”);

(b) any sale of the Holder Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and, if Rule 144 is not applicable, any resale of the Holder Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Holder Securities Act or the rules and regulations of the SEC promulgated thereunder;

(c) except as set forth in the Registration Rights Agreement, neither Reno, the Company, nor any other Person is under any obligation to register the Holder Securities under the Securities Act or any state securities or “blue sky” laws or to comply with the terms and conditions of any exemption thereunder;

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(d) notwithstanding the foregoing, the Holder Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Holder Securities and such pledge of Holder Securities shall not be deemed to be a transfer, sale or assignment of the Holder Securities hereunder, and the Holder effecting a pledge of Holder Securities shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Settlement Document, including, without limitation, this Section 4.8(d).

4.9 Legends. The Holder agrees, acknowledges and understands that the certificates representing the Holder Securities will bear restrictive legends in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Holder Securities):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES OR “BLUE SKY” LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

4.10 No Brokers. The Holder has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement.

4.11 Reliance on Representations. The Holder agrees, acknowledges and understands that Reno and the Company, are entitled to rely on the representations, warranties and covenants made by the Holder herein.

5. Closing; Conditions. Subject to the conditions set forth below, the Exchange and Transfer shall take place at the offices of Kelley Drye & Warren LLP, 101 Park Avenue, New York, NY 10178, on the Business Day immediately following such date as the Company and Reno shall have satisfied all conditions to closing below, or at such other time and place as the parties hereto mutually agree (the “Closing” and the “Closing Date”).

5.1 Condition’s to Holder’s Obligations. The obligation of the Holder to consummate the Transfer and Exchange is subject to the fulfillment, to the Holder’s reasonable satisfaction, prior to or at the Closing, of each of the following conditions; provided, however, that for any Closing on a date after the Settlement Agreement (a “Subsequent Closing”), the Holder shall be provided copies of the documents delivered to the Holders (the “Initial Holders”) at the Closing that occurred on the Settlement Date, but only upon the written request of the Holders that are effecting a Transfer at such Subsequent Closing:

(a) Delivery of Holder Rights. Reno shall have duly delivered the Holder Rights to the Holder.

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(b) Irrevocable Transfer Agent Instructions. The Company shall have delivered to the Holder a copy of the Irrevocable Transfer Agent Instructions, in the form acceptable to the Holder, which instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent.

(c) Transfer Agent Certificate. The Company shall have delivered to the Holder a letter from the Company’s transfer agent certifying the number of shares of Common Stock outstanding on the Settlement Date.

(d) Good Standing Certificate. The Company shall have delivered to the Holder a certificate evidencing the formation and good standing of the Company in the State of California issued by the Secretary of State of California as of a date within ten (10) days of the Settlement Date.

(e) Foreign Qualification. The Company shall have delivered to the Holder a certificate evidencing the Company’s qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company conducts business and is required to so qualify, as of a date within ten (10) days of the Settlement Date.

(f) Secretary Certificate of Reno. Reno shall have delivered to the Holder a certificate, in the form acceptable to the Initial Holders, executed by the Secretary of Reno and dated as of the Settlement Date, as to (i) the resolutions consistent authorizing the Transfer as adopted by Reno’s Board of Directors in a form reasonably acceptable to the Holder, (ii) Reno Certificate of Incorporation, and (iii) Reno Bylaws, each as in effect as of the Settlement Date.

(g) Secretary Certificate of Company. The Company shall have delivered to the Holder a certificate, in the form acceptable to the Initial Holders, executed by the Secretary of the Company and dated as of the Settlement Date, as to (i) the resolutions consistent authorizing the Exchange as adopted by the Company’s Board of Directors in a form reasonably acceptable to the Holder, (ii) the Company Articles of Incorporation, and (iii) the Company Bylaws, each as in effect as of the Settlement Date.

(h) Officer Certificate of Reno. The representations and warranties of Reno contained in this Agreement shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which are accurate in all respects) on and as of the Settlement Date as if made on and as of such date (except for representations and warranties that speak as of a specific date, which are accurate in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which are accurate in all respects) as of such specified date). The Holder shall have received a certificate, duly executed by the Chief Executive Officer of Reno, dated as of the Settlement Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Holder in the form acceptable to the Initial Holders.

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(i) Officer Certificate of Company. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which are accurate in all respects) on and as of the Settlement Date as if made on and as of such date (except for representations and warranties that speak as of a specific date, which are accurate in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which are accurate in all respects) as of such specified date). The Holder shall have received a certificate, duly executed by the Chief Executive Officer of the Company, dated as of the Settlement Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Initial Holders in the form acceptable to the Initial Holders.

(j) Intentionally omitted.

(k) No Actions. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(l) Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Holder, and the Holder shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

(m) Consents. Reno and Company shall each have obtained all governmental, regulatory or third party consents and approvals (or waiver of such consents or approvals), if any, necessary for the Transfer or Exchange, as applicable, including without limitation, those required by the Principal Market, if any, and the Required Consents.

(n) Listing. The Common Stock (A) shall be designated for quotation or listed (as applicable) on the Principal Market and (B) shall not have been suspended, as of the Initial Closing Date, by the SEC or the Principal Market from trading on the Principal Market.

5.2 Condition’s to Reno’s Obligations. The obligation of Reno to consummate the Exchange is subject to the fulfillment, to Reno’s reasonable satisfaction, prior to or at the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Holder contained in this Agreement shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or material adverse effect, which are accurate in all respects) on the date hereof and on and as of the Settlement Date as if made on and as of such date (except for representations and warranties that speak as of a specific date, which are accurate in all material respects (except for those representations and warranties that are qualified by materiality or material adverse effect, which are accurate in all respects) as of such specified date).

(b) No Actions. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit, or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

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(c) Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to Reno and Reno shall have received all such counterpart originals or certified or other copies of such documents as Reno may reasonably request.

(d) Release. The Holder shall have duly executed and delivered the Release to Reno and the Company.

5.3 Condition’s to the Company’s Obligations. The obligation of the Company to consummate the Transfer is subject to the fulfillment, to the Company’s reasonable satisfaction, prior to or at the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Holder contained in this Agreement shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or material adverse effect, which are accurate in all respects) on the date hereof (except for representations and warranties that speak as of a specific date, which are accurate in all material respects (except for those representations and warranties that are qualified by materiality or material adverse effect, which are accurate in all respects) as of such specified date).

(b) No Actions. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit, or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(c) Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Company and the Company shall have received all such counterpart originals or certified or other copies of such documents as the Company may reasonably request.

(d) Release. The Holder shall have duly executed and delivered the Release to Reno and the Company.

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6. Fees. [INSERT IN KEYSTONE ONLY: On or prior to the Closing Date, Reno shall pay Kelley Drye & Warren, LLP, on demand, a non-accountable amount of $140,000 (the “Legal Fee Amount”) for the costs and expenses incurred by it in connection with preparing and delivering the Settlement Documents (including, without limitation, all legal fees and disbursements in connection therewith, and due diligence in connection with the transactions contemplated thereby); provided, that in lieu of the payment by Reno of the Legal Fee Amount in cash directly to Kelley Drye & Warren, LLP, the Holder agrees to assume Reno’s obligation to pay the Legal Fee Amount to Kelley Drye & Warren, LLP, and Reno agrees to transfer such obligation to the Holder, in exchange for the delivery, by Reno of an additional 2,800,000 Series A Rights to the Holder (which, for the avoidance of doubt, shall be Holder Series A Rights Shares of the Holder for all purposes hereunder and the other Exchange Documents).] The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees, Depository Trust Company (“DTC”) fees or broker’s commissions (other than for Persons engaged by the Holder) relating to or arising out of the transactions contemplated hereby. Except as otherwise set forth in the Transaction Documents, the Settlement Documents or this Agreement, each party to this Agreement shall bear its own expenses in connection therewith and with the Transfer and the Exchange.

7. Blue Sky. Reno shall make all filings and reports relating to the Exchange required under applicable securities or “Blue Sky” laws of the states of the United States following the date hereof, if any.

8. Disclosure of Transaction.

(a) On or before 9:30 a.m., New York time, on the first (1st) Business Day after the date of this Agreement, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated hereby in the form required by the Exchange Act, and attaching form of this Agreement and each other Settlement Document (including all attachments, the “8-K Filing”). On or prior to September 15, 2023 (the “Cleansing Date”), the Company shall have disclosed all material, non-public information (if any) provided to the Holder by the Company or any of its Company Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated hereby and the Company shall provide written notice to the Holder. In addition, effective upon the Cleansing Date, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Company Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Holder or any of its affiliates, on the other hand, with respect to this Agreement and the transactions contemplated hereby shall terminate.

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(b) The Company shall not, and the Company shall cause each of its Company Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide the Holder with any material, non-public information regarding the Company or any of its Company Subsidiaries from and after the date hereof without the express prior written consent of the Holder (which may be granted or withheld in the Holder’s sole discretion). In the event of a breach of any of the foregoing covenants, or any of the covenants or agreements contained in the Rights, by the Company, any of its Company Subsidiaries, or any of its or their respective officers, directors, employees and agents (as determined in the reasonable good faith judgment of the Holder), in addition to any other remedy provided herein or in the Rights, on the third (3rd) Business Day after the Holder’s delivery of a written request to the Company to publicly disclose such information (and the failure by Reno to publicly disclosure such information prior thereto), the Holder shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such breach or such material, non-public information, as applicable, without the prior approval by the Company, any of its Company Subsidiaries, or any of its or their respective officers, directors, employees or agents. The Holder shall not have any liability to the Company, any of its Company Subsidiaries, or any of its or their respective officers, directors, employees, affiliates, shareholders or agents, for any such disclosure. To the extent that the Company delivers any material, non-public information to the Holder without the Holder’s consent, the Company hereby acknowledges and agrees that the Holder shall not have (unless expressly agreed to by the Holder after the date hereof in a written definitive and binding agreement executed by the Company and the Holder) any duty of confidentiality with respect to, or a duty not to trade on the basis of, such material, non-public information. Subject to the foregoing, neither the Company, its Company Subsidiaries nor the Holder shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of the Holder, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Holder shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the Holder (which may be granted or withheld in the Holder’s sole discretion), the Company shall not (and shall cause each of its Company Subsidiaries and affiliates to not) disclose the name of the Holder in any filing, announcement, release or otherwise (other than in the exhibit of this Agreement attached to the 8-K Filing). Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, the Company expressly acknowledges and agrees that the Holder shall not have (unless expressly agreed to by the Holder after the date hereof in a written definitive and binding agreement executed by the Company and the Holder), any duty of confidentiality with respect to, or a duty to the Company not to trade on the basis of, any material, non-public information regarding the Company or any of its Company Subsidiaries.

9. Reporting Status. Until the date on which the Holder shall have sold all of the Registrable Securities (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

10. Reservation of Shares. So long as any of the Rights remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 100% of the maximum number of shares of Common Stock issuable upon exercise of all the Rights then outstanding (assuming for purposes hereof that any such exercise shall not take into account any limitations on the exercise of the Rights set forth therein), (collectively, the “Required Reserve Amount”); provided that at no time shall the number of shares of Common Stock reserved pursuant to this Section 10 be reduced other than proportionally in connection with any exercise and/or redemption, as applicable of Rights. If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the Required Reserve Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company’s obligations pursuant to the Settlement Documents, in the case of an insufficient number of authorized shares, obtain stockholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Required Reserve Amount.

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11. Financial Information. The Company agrees to send the following to each Investor (as defined in the Registration Rights Agreement) during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, any interim reports or any consolidated balance sheets, income statements, stockholders’ equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the Securities Act, (ii) unless the following are either filed with the SEC through EDGAR or are otherwise widely disseminated via a recognized news release service (such as PR Newswire), on the same day as the release thereof, e-mail copies of all press releases issued by the Company or any of its Company Subsidiaries and (iii) unless the following are filed with the SEC through EDGAR, copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

12. Listing. The Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or designated for quotation (as the case may be) (subject to official notice of issuance) and shall maintain such listing or designation for quotation (as the case may be) of all Registrable Securities from time to time issuable under the terms of the Settlement Documents on such national securities exchange or automated quotation system. The Company shall maintain the Common Stock’s listing or authorization for quotation (as the case may be) on the Principal Market, The New York Stock Exchange, the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market or the Nasdaq Global Select Market (each, an “Eligible Market”). Neither the Company nor any of its Company Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on an Eligible Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 12.

12.1 Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that the Securities may be pledged by an Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Settlement Document, including, without limitation, Section 4.8 hereof; provided that an Investor and its pledgee shall be required to comply with the provisions of Section 4.8 hereof in order to effect a sale, transfer or assignment of Securities to such pledgee. Reno hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by the Holder.

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13. Intentionally omitted.

14. Register; Transfer Agent Instructions; Legend.

14.1 Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each Holder of Securities), a register for the Rights in which the Company shall record the name and address of the Person in whose name the Rights have been issued (including the name and address of each transferee), the aggregate number of the Rights held by such Person, the number of Rights Shares issuable pursuant to the terms of the Rights held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of the Holder or its legal representatives.

14.2 Transfer Agent Instructions. The Company shall issue irrevocable instructions to Transfer Agent (the “Transfer Agent”) and any subsequent transfer agent in a form acceptable to each of the Holder (the “Irrevocable Transfer Agent Instructions”) to issue certificates or credit shares to the applicable balance accounts at DTC, registered in the name of the Holder or its respective nominee(s), for the Rights Shares in such amounts as specified from time to time by the Holder to the Company upon exercise of the Rights. The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 14.2, and stop transfer instructions to give effect to Section 4.8 hereof, will be given by the Company to the Transfer Agent with respect to the Securities, and that the Securities shall otherwise be freely transferable on the books and records of the Company, as applicable, to the extent provided in this Agreement and the other Settlement Documents. If the Holder effects a sale, assignment or transfer of the Securities in accordance with Section 4.8, the Company shall permit the transfer and shall promptly instruct Transfer Agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by the Holder to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves Rights Shares sold, assigned or transferred pursuant to an effective registration statement or in compliance with Rule 144, the Transfer Agent shall issue such shares to the Holder, assignee or transferee (as the case may be) without any restrictive legend in accordance with Section 14.4 below. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 14.2 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 14.2, that the Holder shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. The Company shall cause its counsel to issue the legal opinion referred to in the Irrevocable Transfer Agent Instructions to the Transfer Agent on each Effective Date (as defined in the Registration Rights Agreement). Any fees (with respect to the Transfer Agent, counsel to the Company or otherwise) associated with the issuance of such opinion or the removal of any legends on any of the Securities shall be borne by the Company.

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14.3 Legends. The Holder understands that the Holder Securities have been issued (or will be issued in the case of the Holder Rights Shares) pursuant to an exemption from registration or qualification under the Securities Act and applicable state securities laws, and except as set forth below, the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY RENO), IN A FORM REASONABLY ACCEPTABLE TO RENO, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

14.4 Removal of Legends. Certificates evidencing Holder Securities shall not be required to contain the legend set forth in Section 14.3 above or any other legend (i) while a registration statement (including a Registration Statement) covering the resale of such Holder Securities is effective under the Securities Act, (ii) following any sale of such Holder Securities pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company), (iii) if such Holder Securities are eligible to be sold, assigned or transferred under Rule 144 (provided that the Holder provides the Company with reasonable assurances that such Holder Securities are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of Holder’s counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that the Holder provides the Company with an opinion of counsel to the Holder, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Holder Securities may be made without registration under the applicable requirements of the Securities Act or (v) if such legend is not required under applicable requirements of the Securities Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC) (each, severally, a “Free Tradability Condition”). If a legend is not required pursuant to the foregoing, the Company shall no later than two (2) Trading Days (or such earlier date as required pursuant to the Exchange Act or other applicable law, rule or regulation for the settlement of a trade initiated on the date the Holder delivers such legended certificate representing such Holder Securities to the Company) following the delivery by the Holder to the Company or the Transfer Agent (with notice to the Company) of a legended certificate representing such Holder Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from the Holder as may be required above in this Section 14.4, as directed by the Holder, either: (A) provided that the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program (“FAST”) and the applicable Holder Rights satisfy one or more Free Tradability Conditions, credit the aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Transfer Agent is not participating in FAST or the applicable Holder Rights do not satisfy any Free Tradability Conditions, issue and deliver (via reputable overnight courier) to the Holder, a certificate representing such Holder Securities that is free from all restrictive and other legends, registered in the name of the Holder or its designee (the date by which such credit is so required to be made to the balance account of the Holder’s or the Holder’s designee with DTC or such certificate is required to be delivered to the Holder pursuant to the foregoing is referred to herein as the “Required Delivery Date”, and the date such shares of Common Stock are actually delivered without restrictive legend to the Holder or the Holder’s designee with DTC, as applicable, the “Share Delivery Date”). The Company shall be responsible for any transfer agent fees or DTC fees with respect to any issuance of Holder Securities or the removal of any legends with respect to any Holder Securities in accordance herewith.

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14.5 Failure to Timely Deliver; Buy-In. If the Company fails, for any reason or for no reason, on or prior to the Required Delivery Date to issue and deliver (or cause to be delivered) , either (I) if the Transfer Agent is not participating in FAST or the applicable Holder Rights do not satisfy any Free Tradability Condition, to the Holder (or its designee) a certificate for the number of Holder Rights Shares to which the Holder is entitled and register such Holder Rights Shares on the Company’s share register or, if the Transfer Agent is participating in FAST and the applicable Holder Rights satisfy one or more Free Tradability Conditions, to credit the balance account of the Holder or the Holder’s designee with DTC for such number of Holder Rights Shares submitted for legend removal by the Holder pursuant to Section 14.4 above or (II) if after the initial Effective Date (as defined in the Registration Rights Agreement) the Registration Statement covering the resale of the Holder Rights Shares submitted for legend removal by the Holder pursuant to Section 14.4 above (the “Unavailable Shares”) is not available for the resale of such Unavailable Shares and the Company fails to promptly, but in no event later than as required pursuant to the Registration Holder Rights Agreement (x) so notify the Holder and (y) deliver the Holder Rights Shares electronically without any restrictive legend by crediting such aggregate number of Holder Rights Shares submitted for legend removal by the Holder pursuant to Section 14.4 above to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal At Custodian system (the event described in the immediately foregoing clause (II) is hereinafter referred as a “Notice Failure” and together with the event described in clause (I) above, a “Delivery Failure”), then, in addition to all other remedies available to the Holder, the Company shall pay in cash to the Holder on each day after the Share Delivery Date and during such Delivery Failure an amount equal to 1% of the product of (A) the sum of the number of shares of Common Stock not issued to the Holder on or prior to the Required Delivery Date and to which the Holder is entitled, multiplied by (B) any trading price of the Common Stock selected by the Holder in writing as in effect at any time during the period beginning on the date of the delivery by the Holder to the Company of the applicable Exercise Notice and ending on the applicable Required Delivery Date, and (Y) the Holder, upon written notice to the Company, may void its Exercise Notice with respect to, and retain or have returned, as the case may be, any portion of the applicable Holder Rights that have not been exercised pursuant to such Exercise Notice; provided that the voiding of an Exercise Notice shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 14.5 or otherwise. In addition to the foregoing, if on or prior to the Required Delivery Date either (I) the Transfer Agent is not participating in FAST or the applicable Holder Rights do not satisfy any Free Tradability Conditions, the Company shall fail to issue and deliver a certificate to the Holder and register such shares of Common Stock on the Company’s share register or, if the Transfer Agent is participating in FAST and the applicable Holder Rights satisfy one or more Free Tradability Conditions, the Transfer Agent fails to credit the balance account of the Holder or the Holder’s designee with DTC for the number of shares of Common Stock to which the Holder submitted for legend removal by the Holder pursuant to Section 14.4 above (ii) below or (II) a Notice Failure occurs, and if on or after such Required Delivery Date the Holder acquires shares of Common Stock (in an open market transaction, stock loan or otherwise) corresponding to all or any portion of the number of shares of Common Stock submitted for legend removal by such Buyer by the Holder pursuant to Section 14.4 above that the Holder is entitled to receive from the Company and has not received from the Company in connection with such delivery or Notice Failure, as applicable (a “Buy-In”), then, in additional to all other remedies available to the Holder, the Company shall, within two (2) Business Days (as defined in the Rights) after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, stock loan costs and other out-of-pocket expenses, if any) for the shares of Common Stock so acquired (including, without limitation, by any other Person in respect, or on behalf, of the Holder) (the “Buy-In Price”), at which point the Company’s obligation to so issue and deliver such certificate (and to issue such shares of Common Stock) or credit the Holder’s or its designee’s balance account with DTC for the number of Rights Shares which the Holder is entitled upon the Holder’s exercise thereof (as the case may be)(and to issue such Right Shares) shall terminate, or (ii) promptly honor its obligation to so issue and deliver to the Holder a certificates representing such Rights Shares or certificates or credit the balance account of the Holder or the Holder’s designee, as applicable, with its obligations hereunder and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Holder Rights Shares multiplied by (B) the lowest Closing Sale Price (as defined in the Holder Rights) of the Common Stock on any Trading Day during the period commencing on the date of the delivery by the Holder to the Company of the applicable Exercise Notice and ending on the date of such delivery and payment under this clause (ii). Nothing shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock (or to electronically deliver such shares of Common Stock) upon exercise of the applicable Holder Rights as required pursuant to the terms hereof. In addition to the foregoing rights, (i) if the Company fails to deliver the applicable number of Right Shares upon an exercise pursuant to by the applicable Required Delivery Date, then the Holder shall have the right to rescind such exercise in whole or in part and retain and/or have the Company return, as the case may be, any portion of this Right that has not been exercised pursuant to such Exercise Notice; provided that the rescission of an exercise shall not affect the Company’s obligation to make any payments that have accrued prior to the date of such notice pursuant to this Section 14.5 or otherwise, and (ii) if a registration statement covering the issuance or resale of the Right Shares that are subject to an Exercise Notice is not available for the issuance or resale, as applicable, of such Right Shares and the Holder has submitted an Exercise Notice prior to receiving notice of the non-availability of such registration statement and the Company has not already delivered the Right Shares underlying such Exercise Notice electronically without any restrictive legend by crediting such aggregate number of Right Shares to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit / Withdrawal At Custodian system, the Holder shall have the option, by delivery of notice to the Company, to rescind such Exercise Notice in whole or in part and retain or have returned, as the case may be, any portion of the applicable Holder Right that has not been exercised pursuant to such Exercise Notice; provided that the rescission of an Exercise Notice shall not affect the Company’s obligation to make any payments that have accrued prior to the date of such notice pursuant to this Section 14.5 or otherwise. Notwithstanding anything herein to the contrary, with respect to any given Notice Failure and/or Delivery Failure, this Section 14.5 shall not apply to the applicable Holder the extent the Company has already paid such amounts in full to the Holder with respect to such Notice Failure and/or Delivery Failure, as applicable, pursuant to the analogous sections of the Holder Rights held by the Holder.

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14.6 FAST Compliance. While any Holder Rights remain outstanding, the Company shall maintain a transfer agent that participates in FAST.

15. Termination. If the Transaction is not consummated on or prior to [___]1, 2023, the Holder may terminate this Agreement by written notice to Reno and Company, and this Agreement shall thereafter be null and void, ab initio.

16. Miscellaneous.

16.1 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the Securities. Neither the Company nor Reno shall assign this Agreement or any rights or obligations hereunder, except in connection with a merger in which such entity is not the surviving entity (solely to the extent the Successor Entity (as defined in the Rights) complies in full with the terms and conditions of the Rights with respect thereto), without the prior written consent of the Required Holders (as defined below). The Holder may assign some or all of its rights hereunder in connection with any transfer of any of its Securities without the consent of Reno or the Company, in which event such assignee shall be deemed to be the Holder hereunder with respect to such assigned rights.

16.2 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. Each counterpart may be delivered by email (as a .pdf attachment) or facsimile transmission, and an emailed or faxed signature shall have the same force and effect as an original signature.

16.3 Entire Agreement; Amendments.

(a) This Agreement together with the other Settlement Documents, represents the entire agreement and understanding between the parties concerning the Transfer and Exchange and the other matters described herein and therein and supersedes and replaces any and all prior agreements and understandings solely with respect to the subject matter hereof and thereof.

1 Insert 45 days following the signing date of this agreement.

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(b) No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company, Reno and the Required Holders (as defined below), and any amendment or waiver to any provision of this Agreement made in conformity with the provisions of this Section 16.3(b) shall be binding on the Holder; provided that no such amendment shall be effective to the extent that it (A) applies to less than all of the holders of the Securities then outstanding, or (B) imposes any obligation or liability on the Holder without the Holder’s prior written consent (which may be granted or withheld in such Holder’s sole discretion). Neither Reno nor the Company has, directly or indirectly, made any agreements with The Holders relating to the terms or conditions of the transactions contemplated by the Settlement Documents except as set forth in the Settlement Documents. Without limiting the foregoing, each of the Company and Reno confirms that, except as set forth in this Agreement, no holder has made any commitment or promise or has any other obligation to provide any financing to the Company, any Company Subsidiary, Reno, any Reno Subsidiary or otherwise. As a material inducement for the Holder to enter into this Agreement, each of the Company and Reno expressly acknowledges and agrees that (x) no due diligence or other investigation or inquiry conducted by the Holder, any of its advisors or any of its representatives shall affect the Holder’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s and Reno’s representations and warranties contained in this Agreement or any other Settlement Document and (y) unless a provision of this Agreement or any other Settlement Document is expressly preceded by the phrase “except as disclosed in the SEC Documents,” nothing contained in any of the SEC Documents shall affect the Holder’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s or Reno’s representations and warranties contained in this Agreement or any other Settlement Document. “Required Holders” means (I) prior to the Initial Closing Date, each of Keystone Capital Partners, LLC and Calvary Fund I, LP, and (II) on or after the Initial Closing Date, Keystone Capital Partners, LLC, as long as it (or any of its affiliates) holds any Holder Rights, and Calvary Fund I, LP, as long as it (or any of its affiliates) holds any Holder Rights, and thereafter, the holders of a majority of the Registrable Securities as of such time (excluding any Registrable Securities held by the Company or any of its Company Subsidiaries as of such time) issued or issuable hereunder or pursuant to the Rights.

16.4 No Strict Construction; Currency. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Settlement Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Settlement Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.

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16.5 Indemnification. (a) In consideration of the Holder’s execution and delivery of the Settlement Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Settlement Documents, the Company shall defend, protect, indemnify and hold harmless the Holder and each Holder of any Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company or any Company Subsidiary in any of the Settlement Documents, (ii) any breach of any covenant, agreement or obligation of the Company or any Company Subsidiary contained in any of the Settlement Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Company Subsidiary) or which otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Settlement Documents, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (C) any disclosure properly made by the Holder pursuant to Section 8 hereof, or (D) the status of the Holder or holder of the Securities either as an investor in the Company pursuant to the transactions contemplated by the Settlement Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief). To the extent that the foregoing undertaking the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 16.5 shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

(b) In consideration of the Holder’s execution and delivery of the Settlement Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Settlement Documents, Reno shall defend, protect, indemnify and hold harmless the Indemnitees from and against any and all Indemnified Liabilities incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by Reno or any Reno Subsidiary in any of the Settlement Documents, (ii) any breach of any covenant, agreement or obligation of Reno or any Reno Subsidiary contained in any of the Settlement Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of Reno or any Reno Subsidiary) or which otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Settlement Documents, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (C) any disclosure properly made by the Holder pursuant to Section 8 hereof, or (D) the status of the Holder or holder of the Securities either as an investor in Reno pursuant to the transactions contemplated by the Settlement Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief). To the extent that the foregoing undertaking Reno may be unenforceable for any reason, Reno shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 16.5 shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

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16.6 Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any provision of law or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Reno and Company hereby irrevocably submits to the exclusive jurisdiction of the state or federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or under any of the other Settlement Documents or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company or Reno in any other jurisdiction to collect on the Company’s and/or Reno’s obligations, as applicable, to the Holder or to enforce a judgment or other court ruling in favor of the Holder. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER EXCHANGE DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER EXCHANGE DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

16.7 Judgment Currency.

(a) If for the purpose of obtaining or enforcing judgment against Reno and/or the Company, as applicable, in connection with this Agreement or any other Settlement Document in any court in any jurisdiction it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 16.7 referred to as the “Judgment Currency”) an amount due in US Dollars under this Agreement, the conversion shall be made at the Exchange Rate prevailing on the Trading Day immediately preceding:

(i) the date actual payment of the amount due, in the case of any proceeding in the courts of New York or in the courts of any other jurisdiction that will give effect to such conversion being made on such date: or

(ii) the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section 11.7(a)(ii) being hereinafter referred to as the “Judgment Conversion Date”).

(b) If in the case of any proceeding in the court of any jurisdiction referred to in Section 16.6 above, there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable party shall pay such adjusted amount as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of US Dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the Exchange Rate prevailing on the Judgment Conversion Date.

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16.8 Severability. If any provision of this Agreement shall be declared or determined by any court to be invalid, illegal or unenforceable, the remainder of the provisions shall remain in full force and effect and shall in no way be affected or impaired thereby so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

16.9 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such e-mail could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The mailing addresses and e-mail addresses for such communications shall be:

If to Reno:

Renovare Environmental, Inc.

80 Red Schoolhouse Road

Suite 101

Chestnut Ridge, New York 10977

Telephone: (845) 330-2522

Attention: Chief Executive Officer

E-Mail: bessman@renovareenv.com

With a copy (for informational purposes only) to:

McCarter & English, LLP

Two Tower Center Boulevard, 24th Floor

East Brunswick, NJ 08816

Telephone: (732) 867-9741

Attention: Peter Campitiello, Esq.

E-Mail: pcampitiello@mccarter.com

If to the Company:

TraqIQ, Inc.

1931 Austin Drive

Troy, MI 48083

Telephone: (248) 775-7400

Attention: Glen Miller, Chief Executive Officer

E-Mail: GMiller@titancares.com

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With a copy (for informational purposes only) to:

Pryor Cashman LLP

7 Times Square, 40th Floor

New York, NY 10036

Telephone: (212) 326-0846

Attention: Eric M. Hellige, Esq.

E-Mail: ehellige@pryorcashman.com

If to the Company’s transfer agent:

Equity Stock Transfer

237 W 37th Street, Suite 602

New York, NY 10018

Telephone: (212) 575-5757

Attention: Nora Marckwordt

E-Mail: nora@equitystock.com

[INSERT IN KEYSTONE ONLY: If to the Holder, to its mailing address and e-mail address set forth on the signature page hereto, with copies to the Holder’s representatives as set forth on the signature page hereto, with a copy (for informational purposes only) to:

Kelley Drye & Warren LLP

3 World Trade Center

175 Greenwich Street

New York, NY 10007

Telephone: (212) 808-7540

Attention: Michael A. Adelstein, Esq.

E-mail: madelstein@kelleydrye.com]

or to such other mailing address and/or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s e-mail containing the time, date and recipient’s e-mail or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by e-mail or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

16.10 Effectiveness. This Agreement shall become effective upon the execution of a counterpart hereof by each Other Holder of the Other Agreements of such Other Holders (the “Effective Time”).

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16.11 Independent Nature of Holder’s Obligations and Rights. The obligations of the Holder under this Amendment or any other Settlement Document are several and not joint with the obligations of any Other Holder, and the Holder shall not be responsible in any way for the performance of the obligations of any Other Holder under any Settlement Document or Other Agreement. Nothing contained herein or in any Other Agreement or any other Settlement Document, and no action taken by the Holder pursuant hereto, shall be deemed to constitute the Holder and Other Holder as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investor and Other Holder are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement, any Other Agreement or any other Settlement Document and Reno and Company acknowledges that the Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement, any Other Agreement and any other Settlement Document. Reno, Company and the Holder confirm that the Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, any Other Agreement or out of any other Settlement Documents, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose.

16.12 Most Favored Nation. Reno and Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any Other Holder (or any assignee thereof) with respect to any consent, release, amendment, settlement or waiver relating to the terms, conditions and transactions contemplated hereby, is or will be more favorable to such Other Holder than those of the Holder and this Agreement (each a “Settlement Document”). If, and whenever on or after the date hereof, Reno and/or Company enters into a Settlement Document, then (i) Reno and/or Company shall provide notice thereof to the Holder immediately following the occurrence thereof and (ii) the terms and conditions of this Agreement and the applicable Securities (other than any limitations on conversion or exercise set forth therein) shall be, without any further action by the Holder or Reno, automatically amended and modified in an economically and legally equivalent manner such that the Holder shall receive the benefit of the more favorable terms and/or conditions (as the case may be), provided that upon written notice to Reno and/or Company at any time the Holder may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Agreement or the applicable Securities (as the case may be) shall apply to the Holder as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Holder. The provisions of this Section 16.12 shall apply similarly and equally to each Settlement Document.

16.13 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

16.14 Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

16.15 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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16.16 Amendments. This Agreement may not be modified, amended or supplemented, and the terms and conditions of this Agreement may not be waived, except by a written agreement executed by each Party. No failure to exercise and no delay in exercising on the part of the Holder of any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of any right, remedy, power or privilege.

16.17 Remedies. The Holder and in the event of assignment by the Holder of its rights and obligations hereunder, each Holder of Securities, shall have all rights and remedies set forth in the Settlement Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Each of the Company and Reno therefore agrees that the Holder shall be entitled to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The remedies provided in this Agreement and the other Settlement Documents shall be cumulative and in addition to all other remedies available under this Agreement and the other Settlement Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief).

16.18 Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Settlement Documents, whenever the Holder exercises a right, election, demand or option under a Settlement Document and the Company, any Company Subsidiary, Reno or any Reno Subsidiary does not timely perform its related obligations within the periods therein provided, then the Holder may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any Company Subsidiary, Reno or any Reno Subsidiary (as the case may be), any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

16.19 Survival. The representations, warranties, agreements and covenants shall survive the Closing. The Holder shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(Signature Page to Follow)

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IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties as of the date first above written.

COMPANY:

RENOVARE ENVIRONMENTAL, INC.

By:
Name:	Brian Essman
Title:	Chief Financial Officer

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IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties as of the date first above written.

COMPANY:

TRAQIQ, INC.

By:
Name:	Glen Miller
Title:	Chief Executive Officer

IN WITNESS WHEREOF, the Holder and Reno have executed this Agreement as of the date set forth on the first page of this Agreement.

HOLDER:

Aggregate Number of	__________________________________
Existing Securities held by Holder	HOLDER
_____________________________

	By:	______________________________
Aggregate Number of	Name:
Holder Series A Rights Shares Issuable Upon	Title:
Exercise of Series A Rights to be Issued to Holder*
(if any):	Address:_____________________________
____________________________________
___________________________	____________________________________

Aggregate Number of
Holder Series B Rights Shares Issuable Upon
Exercise of Series B Rights to be Issued to Holder*	Notice Instructions:_____________________
(if any):	_____________________________________
_____________________________________
____________________________	_____________________________________
_____________________________________
*Without regard to any limitations
on exercise set forth in such Holder Rights	Tax Identification No:____________________

EXHIBIT C

RELEASE

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT:

Reference is hereby made to (a) that certain Settlement Agreement, dated [____, 2023], by and between the TraqIQ, Inc., a California corporation (the “Company”), Renovare Environmental, Inc., a Delaware corporation (the “Reno”), and the undersigned (the “Holder”, collectively with Reno and the Company, the “Parties”, and each individually, a “Party”) (the “Settlement Agreement”), pursuant to which the Holder agreed to execute and deliver to each of Reno and the Company this release (the “Release”) in exchange for the transfer of the Holder Rights (as defined in the Settlement Agreement) to the Holder (the “Transfer”) and (b) that certain Asset Purchase Agreement dated December 30, 2022, among Reno and its wholly-owned subsidiary BioHiTech America, LLC (“BHT”, and together with Reno, the “Sellers”) and the Company whereby the Company acquired from Reno and BHT certain assets related to the Sellers business and assumption of certain of the Sellers’ liabilities (the “Asset Sale”). Capitalized terms not defined herein shall have the meaning as set forth in the Settlement Agreement.

WHEREAS, the Holder asserts that Reno has breached certain provisions of the Existing Securities and/or the Existing Agreements, as applicable, in connection with the Asset Sale (the “Claimed Breach”).

WHEREAS, Reno and the Company each desire to obtain this Release from the Holder with respect to the Claimed Breach and any other breach of the Existing Securities and/or the Existing Agreements, as applicable arising on or prior to the date hereof (or outstanding as of the date hereof) with respect to the Claimed Breach (the “Released Claims”), effective upon the consummation of the Transfer and the payment of the Legal Fee Amount (the “Effective Time”); and

WHEREAS, all capitalized terms not defined in this Release shall have the meaning as set forth in the Settlement Agreement.

Now, therefore, for good and valuable consideration, the parties hereby agree as follows:

1. Holder’s Release of Reno. Effective as of the Effective Time, the Holder, on behalf of itself and its past, present and future heirs, executors, administrators, successors and assigns, shareholders, partners, employees, agents, attorneys, members, controlling persons, representatives, affiliates, subsidiaries or other entities controlled by them (hereinafter, collectively referred to as “Releasors”), in consideration of the foregoing good and valuable consideration received from Reno as of the Effective Time, release and discharge Reno, and Reno’s past, present and future heirs, executors, administrators, successors, assigns, shareholders, partners, employees, agents, members, controlling persons, representatives, attorneys, affiliates, subsidiaries or other entities controlled by them, from any and all charges, complaints, liabilities, obligations, promises, agreements, demands, costs, actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands of any nature whatsoever, including class claims, direct or indirect, in law, admiralty, equity or otherwise, known or unknown, whether suspected or unsuspected, and whether concealed or hidden, solely with respect to the Released Claims, which against Reno the Releasor ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing with respect to the Released Claims from the beginning of the world to, and including, the date of hereof, such that any obligation which was or could have been due to the Holder as a result of the Released Claims shall be extinguished. Except as otherwise provided herein, Reno is not released with respect to any obligation that may arise from and after the date hereof in connection with the Existing Securities, the Existing Agreements and/or any Settlement Document, as applicable, or any other instrument entered into in connection therewith.

2. Holder’s Release of the Company. Effective as of the Effective Time, the Releasors, in consideration of the foregoing good and valuable consideration received from the Company as of the Effective Time, release and discharge the Company, and the Company’s past, present and future heirs, executors, administrators, successors, assigns, shareholders, partners, employees, agents, members, controlling persons, representatives, attorneys, affiliates, subsidiaries or other entities controlled by them, from any and all charges, complaints, liabilities, obligations, promises, agreements, demands, costs, actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands of any nature whatsoever, including class claims, direct or indirect, in law, admiralty, equity or otherwise, known or unknown, whether suspected or unsuspected, and whether concealed or hidden, solely with respect to the Released Claims, which against the Company the Releasor ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing with respect to the Released Claims from the beginning of the world to, and including, the date of hereof, such that any obligation which was or could have been due to the Holder as a result of the Released Claims shall be extinguished. Except as otherwise provided herein, the Company is not released with respect to any obligation that may arise from and after the date hereof in connection with the Existing Securities, the Existing Agreements and/or any Settlement Document, as applicable, or any other instrument entered into in connection therewith.

This RELEASE may not be changed orally but only by a writing signed by all the parties.

(Signature Page to Follow)

IN WITNESS WHEREOF, the Holder has caused this RELEASE to be executed on the ___ day of ____, 2023.

HOLDER

By:
Name:
Title:

State of ______________________)

)ss.:

County of ____________________)

On the _______day of ___________ in the year_____, before me, the undersigned notary public, personally appeared _________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

____________________________________ Notary Public